                                                        EXHIBIT 10.26


NAME OF PARTICIPANTS            SHARES ISSUED     COMPANY LOAN AMOUNT

William E. Beach                          963               38,103.59
Lawrence R. Brattain                    1,779               70,411.41
C. Terence Butwid                       2,527              100,017.10
Richard J. Crossed                      7,338              290,417.38
Kathleen M. Dunham                        778               30,780.47
John H. Fennessey                       1,289               51,007.14
Timothy A. Florczak                       834               33,012.77
Timothy D. Fournier                     2,401               95,004.38
David P. Gardner                        2,174               86,017.08
Nelson B. Leenhouts                     7,338              290,417.38
Norman P. Leenhouts                     7,338              290,417.38
Robert J. Luken                         1,016               40,218.43
Ann M. McCormick                        2,123               84,000.12
Paul O'Leary                            1,001               39,611.36
John Oster                              1,719               68,002.92
Richard J. Struzzi                        956               37,809.95
Amy L. Tait                             5,206              206,005.95
Robert C. Tait                            812               32,112.06
Burton S. August, Sr.                     759               30,017.00
William Balderston, III                   759               30,017.00
Leonard Helbig, III                       759               30,017.00
Roger W. Kober                            759               30,017.00
Clifford W. Smith, Jr.                    759                       0
Paul L. Smith                             759               30,017.00
